SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  August 2, 2004

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


     Texas                   000-22915                  76-0415919
(State or other             (Commission             (I.R.S. Employer
jurisdiction of             File Number)           Identification No.)
 incorporation)

              14701 St. Mary's Lane
                  Suite 800
                Houston, Texas                             77079
             (Address of principal                      (Zip code)
               executive offices)



       Registrant's telephone number, including area code: (281) 496-1352


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Item 12.       Results of Operations and Financial Condition.

               The following information is furnished under Item 12 of Form 8-K (Results of Operations and Financial Condition).

               Our press release dated August 2, 2004 announcing production, prices and other operational results of Carrizo Oil & Gas, Inc. for the second quarter of 2004, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

               None of the information furnished in Item 12 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Carrizo Oil & Gas, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo Oil & Gas.


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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CARRIZO OIL & GAS, INC.




                                      By: /s/ Paul F. Boling
                                          ------------------
                                      Name:  Paul F. Boling
                                      Title: Vice President and
                                             Chief Financial Officer


Date:  August 2, 2004


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                                  EXHIBIT INDEX



             The following exhibit is furnished pursuant to Item 12:



99.1 Press Release, dated August 2, 2004, Announcing Operational Results for Second Quarter 2004.

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